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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2004




                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


  New York                         1-15286                     11-2418067
  --------------              -----------------              --------------
  (State or other                (Commission                   (IRS Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)

        388 Greenwich Street, New York, New York                10013
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         (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)





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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


  Exhibits:

    Exhibit No.   Description
    -----------   -----------
       1.01       Terms Agreement, dated February 19, 2004, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Enhanced
                  Income Strategy (SM) Principal-Protected Notes with Income and
                  Appreciation Potential Linked to the 2004-1 Dynamic Portfolio
                  Index(SM) due February 26, 2009.

       4.01 Form of Note for the Company's Enhanced Income Strategy (SM) Principal-Protected Notes with Income and Appreciation Potential Linked to the 2004-1 Dynamic Portfolio Index(SM) due February 26, 2009.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 26, 2004                   CITIGROUP GLOBAL MARKETS
                                              HOLDINGS INC.



                                            By:  /s/ Mark I. Kleinman
                                                 -------------------------------
                                                 Name:  Mark I. Kleinman
                                                 Title: Executive Vice President
                                                        and Treasurer